1 Goldman Sachs Alternative Energy Conference New York, NY May 2, 2006 Exhibit 99.2

Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the “safe harbor” provision of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings,
Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section “Risk Factors” in the company’s Form 10-K filed with the Securities and Exchange Commission.
Also, this presentation contains certain financial measures, such as
EBITDA. As required by Securities and Exchange Commission Regulation
G, reconciliations of these measures to figures reported in Foundation
Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.
FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES

• Major diversified producer with presence in key U.S. supply regions
• High capacity, large scale operations
• Positioned for significant revenue growth
• Attractive internal and external growth prospects
• Industry leading margins driven by low cost structure
• Strong earnings and cash flow profile
• Strong, sustainable coal market fundamentals
• Experienced management focused on shareholder value
• Proven business plan for success
WHY INVEST IN FCL?

SUCCESSFUL BUSINESS STRATEGY
• Maintain commitment to operational excellence as a low-cost producer
• Continue to focus on excellence in safety and environmental stewardship
• Continue to manage risk through regional, operational, and market diversity
• Prudently expand production and reserve base
• Capitalize on favorable industry dynamics
• Maintain strong balance sheet fundamentals

FOUNDATION COAL
HOLDINGS, INC.
FCL
NYSE
NMA
POWER

FOUNDATION COAL
HOLDINGS, INC.

5 PERFORMANCE HIGHLIGHTS

$779.2
$903.9
$992.5
$994.7
$1,316.9
$1,420 - 1,500

$127.0
$173.4
$160.4
$152.6
$309.6
$350 - 390

58.6
64.4
67.2
63.5
68.8
72.5 - 76.5

Total Debt
$685
$685
$685
$665
$635
Debt to Adjusted EBITDA

Notes: In millions
2001 – 04 data on pro forma basis
2005 data reflect results for successor company
2006 data per 2/8/06 guidance
Revenues Revenues Adjusted EBITDA Adjusted EBITDA
TRACK RECORD OF PERFORMANCE
Coal Shipments Coal Shipments Debt Repayment Debt Repayment
0
250
500
750
1,000
1,250
1,500
2001 2002 2003 2004 2005 2006
0
10
20
30
40
50
60
70
80
2001 2002 2003 2004 2005 2006
0
50
100
150
200
250
300
350
400
2001 2002 2003 2004 2005 2006
4.5
3.8
3.2
2.5
2.1
610
620
630
640
650
660
670
680
690
Q4 04 Q1 05 Q2 05 Q3 05 Q4 05
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0

STRONG POSITIVE FREE CASH FLOW
-$2.00
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
FCL A B C (2) D E
Notes: (1) Represents cash flow from operating activities less purchases of property, plant & equipment, including amounts paid under coal leases (bonus bids, minimum royalties) and excludes amounts paid for acquisitions
(2) Cash flow from operating activities not reported in Q4 press release. Above figure for nine months ended
September 30, 2005
(3) Shares used in the diluted earnings per share calculation, as of December 31, 2005
Free Free Cash Cash Flow Flow Comparison Comparison
(1) (1)
– – FCL FCL vs. vs. Peer Peer Companies, Companies, 2005 2005

2002-04 Adjusted EBITDA Margin
(1)
8.0%
16.6%
12.4% 12.7%
13.9%
15.0%
0
5
10
15
20
25
FCL A E C D B
• Large, diversified producer
• Safe, low-cost, highly productive
operations
• Effective use of technology
(3-Year Average)
Source: Public company filings and press releases; EBITDA adjusted for unusual and one-time items
Note: (1) Foundation Coal Adjusted EBITDA margin adjusted to reflect Cumberland add-back to EBITDA and revenue
2005 Adjusted EBITDA Margin 2005 Adjusted EBITDA Margin
• Emphasis on continuous
improvement
• Experienced management team
19.3%
18.7%
17.2%
12.1%
23.5%
11.3%
0
5
10
15
20
25
FCL C A D E B
INDUSTRY-LEADING MARGINS
Key Margin Drivers Key Margin Drivers

9 ENERGY INDUSTRY OVERVIEW

Dollars per Ton
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Central Appalachia (CAP)
Northern Appalachia (NAP)
Illinois Basin (ILB)
Uinta Basin (UIB)
Powder River Basin (PRB)
21-Mar-03
02-May-03
13-Jun-03
25-Jul-03
05-Sep-03
17-Oct-03
28-Nov-03
09-Jan-04
20-Feb-04
02-Apr-04
14-May-04
25-Jun-04
06-Aug-04
17-Sep-04
29-Oct-04
10-Dec-04
21-Jan-05
4-Mar-05
15-Apr-05
27-May-05
8-Jul-05
19-Aug-05
30-Sep-05
11-Nov-05
23-Dec-05
3-Feb-06
17-Mar-06

Key to Coal Commodities by Region[1]

Central Appalachia:	Big Sandy/Kanawha 12,500 Btu, 1.2 lbSO2/mmBtu	Powder River Basin:	8,800 Btu, 0.8 lb SO2/mmBtu
Northern Appalachia:	Pittsburgh Seam 13,000 Btu, <3.0 lbSO2/mmBtu	Uinta Basin in Colo.:	11,700 Btu, 0.8 lb SO2/mmBtu
Illinois Basin:	11,800 Btu, 5.0 lb SO2/mmBtu		

FOUNDATION COAL HOLDINGS, INC.

10 COAL PRICES STILL AT OR NEAR HISTORIC HIGHS Source: Energy Information Administration, with permission from Platts Average Weekly Spot Prices Average Weekly Spot Prices

$/MWh
Hydro
Nuclear
Coal
Renewables
Oil
Natural Gas

FOUNDATION COAL
HOLDINGS, INC.

COAL IS STILL THE MOST COMPETITIVE FOSSIL
FUEL FOR BASELOAD GENERATION
$101.63
$76.83
$25.01
$20.57
$20.21
$7.43
0
20
40
60
80
100
120
Power Production Cost Comparison Power Production Cost Comparison
Sources: Global Energy Advisors, via FERC Form 1 and EIA Form 906 through November 2005, based on average fuel costs for
January 2006: Natural Gas - $9.23/mcf, Petroleum - $64.93/Bbl, Coal - $1.62/mmBtu, excludes environmental adders.
Note: Renewable generation includes wind, solar, biomass, geothermal, tidal and wave sources.

1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

FOUNDATION COAL
HOLDINGS, INC.

STRONG POSITIVE LONG-TERM DEMAND
FUNDAMENTALS
U.S. Energy Consumption by Fuel (Quadrillion Btus)
Source: Energy Information Administration, Annual Energy Outlook 2006
0
10
20
30
40
50
60
Petroleum
Natural Gas
Coal
Nuclear
Renewable/Other
Hydro
Actual Projected
+1.1%
CAGR
(2004 -30)
+0.7%
+1.7%
+0.4%
+2.2%
+0.4%

Cumulative Capacity (GW)

FOUNDATION COAL
HOLDINGS, INC.

FUTURE DEMAND GROWTH THROUGH INCREASED
CAPACITY UTILIZATION AND NEW COAL PLANTS
Long-Term Growth Through New Coal-Based
Generating Capacity
Notes: * Assumes 10,000 Btu/kwh heat rate, 11,500 Btu/lb. coal
** Assumes 9,500 Btu/kwh heat rate, 11,500 Btu/lb. coal
Source: Energy Information Administration, Annual Energy Outlook 2006, Reference Case
150 Incremental
Demand
1,165 85% Potential*
1,015 72% Current
Coal
Consumption
(MM Tons)
Capacity
Utilization
Rate (%)
Near-Term Growth Through Increased Capacity
Utilization at Existing Plants
Represents 300 million tons of new coal demand**
0
20
40
60
80
100
120
140
160
180
2004-2010 2011-2015 2016-2020 2021-2025 2026-2030
Natural Gas Coal Renewables

14 www.futuregenalliance.org FutureGEN PROJECT

•
Commercial-scale 275-MWe
Plant
•
1 million tons/year CO
2
•
captured and sequestered
•
Co-production of H2 and
electricity
•
“Living laboratory” to test and
validate cutting-edge
technologies
•
Public-private partnership
•
Stakeholder involvement
•
International participation
KEY FEATURES

VALUE PROPOSITION
•
Supports a
technology-based climate change strategy
– Mitigates the financial risks of climate change
– Developing countries will not shut their plants but they will copy ours
•
Validates the cost and performance
of an integrated near zero-emission
coal-fueled power plant
– Advances IGCC technology
– Advances carbon capture, sequestration, and hydrogen-production technologies
– Sets groundwork for CO
2
sequestration siting and licensing
•
Hydrogen generation for use and research
•
Enables the public and private sector to
share the cost and risk
of
advanced technology demonstration.
– Platform for emerging technology demonstration

PUSHING THE TECHNOLOGY ENVELOPE
•
Establish the technical, economic, and
environmental viability of “zero-emission”
coal plants by 2015; thus, creating the option
for multiple commercial deployments by
2020.
•
Industry to validate DOE suggested goals:
– Sequester >90% CO
2
with potential for ~100%
– >99% sulfur removal
– <0.05 lb/mmbtu NOx
– <0.005 lb/mmbtu PM
– >90% Hg removal
– >85% availability
– with potential for a N
th
plant commercial cost no more than 10%
greater than that of a conventional power plant

TIMELINE SUMMARY
Plant
Start-Up &
Testing
2012
Final
Design
2009
Preliminary
Design
October
2005
Full Scale
Plant
Operations
2012
Facility
Construction
2009
Site Monitoring
Post Initial
Operations
2016 - 2018
2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005
DOE Projection
NEPA
PROCESS
2006/Yr end

FOUNDATION COAL

HOLDINGS, INC.

FOUNDATION COAL
HOLDINGS, INC.

19